The Prudential Insurance Company of America	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

The Prudential Insurance Company

of America

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

September 10, 2007

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re: Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Contract Account GI-2 (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2007 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:	AllianceBernstein Variable Products Series Fund
Registration No.:	811-05398
CIK No.:	0000825316
Accession No.:	0001193125-07-189866
Date of Filing:	08/27/07

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-07-000046
Date of Filing:	08/23/07

3.	Filer/Entity:	The Dreyfus Corporation
Registration No.:	811-00523
CIK No.:	0000030146
Accession No.:	0000030146-07-000009
Date of Filing:	08/28/07

4.	Filer/Entity:	DWS Variable Series
Registration No.:	811-05002
CIK No.:	00000810573
Accession No.:	0000088043-07-000926
Date of Filing:	08/23/07

5.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583
CIK No.:	0000837274
Accession No.:	0001193125-07-189752
Date of Filing:	08/27/07

6.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0001104659-07-064477
Date of Filing:	08/23/07

7.	Filer/Entity:	JP Morgan Series Trust II
Registration No.:	811-08212
CIK No.:	0000916118
Accession No.:	0001145443-07-002978
Date of Filing:	09/07/07

8.	Filer/Entity:	Lazard Retirement Series
Registration No.:	811-08071
CIK No.:	0001033669
Accession No.:	0000930413-07-007180
Date of Filing:	09/05/07

9.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0000950156-07-000533
Date of Filing:	08/23/07

10.	Filer/Entity:	Neuberger Berman Advisers Management Trust ("AMT")
Registration No.:	811-04255
CIK No.:	0000736913
Accession No.:	0001104659-07-063734
Date of Filing:	08/20/07

11.	Filer/Entity:	T. Rowe Price Equity Series
Registration No.:	811-07143
CIK No.:	0000918294
Accession No.:	0000918294-07-000036
0000918294-07-000037
0000918294-07-000040
Date of Filing:	08/23/07
08/24/07

12.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-07-197243
Date of Filing:	09/07/07

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

_/s/__________________________

Thomas C. Castano

VIA EDGAR